BLACKROCK EMERGING MARKETS FUND, INC.

(the “Fund”)

Supplement dated April 25, 2024 to the Statement of Additional Information (“SAI”) of the Fund,

dated August 28, 2023, as amended or supplemented to date

Effective May 1, 2024, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Gordon Fraser, Kevin Jia and Emily Fletcher are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of April 30, 2023.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Gordon Fraser	0 $0	6 $4.94 Billion	2 $1.24 Billion	0 $0	1 $895.07 Million	0 $0
Kevin Jia	0 $0	3 $3.52 Billion	1 $1.08 Billion	0 $0	0 $0	0 $0
Emily Fletcher*	7 $479.8 Million	21 $2.66 Billion	2 $2.02 Billion	0 $0	2 $1.39 Billion	0 $0

*	Information provided is as of March 31, 2024.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes the compensation of Messrs. Fraser and Jia as of April 30, 2023 and the compensation of Ms. Fletcher as of March 31, 2024.

The sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of the Fund and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager(s)	Applicable Benchmarks
Gordon Fraser Kevin Jia	MSCI Emerging Markets ex Korea, ex Taiwan in GBP; MSCI Emerging Markets Index (Net); MSCI Emerging Markets, Net Returns, in GBP; 50% MSCI EM/50% $ Libor+4%; LIBOR 3 Month Index; MSCI EM Europe 10/40 Net Index in EUR; MSCI Emerging ex Selected Countries + Frontier + Saudi Arabia NET Index
Emily Fletcher	50% MSCI EM/50% $ Libor+4%; LIBOR 3 Month Index; MSCI EM Europe 10/40 Net Index in EUR; MSCI Emerging ex Selected Countries + Frontier + Saudi Arabia NET Index; MSCI Emerging Markets Index (Net).

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

The last sentence of the second paragraph of the section entitled “Other Compensation Benefits” is deleted in its entirety and replaced with the following:

Mr. Fraser and Ms. Fletcher are eligible to participate in these plans.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of April 30, 2023, the end of the Fund’s most recently completed fiscal year, the dollar range of securities beneficially owned by the portfolio manager in the Fund is shown below:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Gordon Fraser	$100,001-$500,000
Kevin Jia	$10,001-$50,000
Emily Fletcher*	None

*	Information provided is as of March 31, 2024.

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” is deleted in its entirety and replaced with the following:

It should also be noted that Messrs. Fraser and Jia and Ms. Fletcher may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Fraser and Jia and Ms. Fletcher may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-EM-0424SUP

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